                                                                  Exhibit 10(kk)

                       AMENDMENT TO CONSULTING AGREEMENT
                        AND SUPPLEMENTAL RETIREMENT PLAN
                         DATED AS OF DECEMBER 11, 1997,
                       BETWEEN M&I AND MR. J.A. PUELICHER

                       AMENDMENT TO CONSULTING AGREEMENT
                        AND SUPPLEMENTAL RETIREMENT PLAN


     This Amendment to the Consulting Agreement and Supplemental Retirement Plan between J.A. Puelicher ("Executive") and Marshall & Ilsley Corporation (the "Company") dated as of October 1, 1986 (the "Agreement") is dated as of the 11th day of December, 1997.

     WHEREAS, the five-year consulting period under the Agreement will end on December 31, 1997; and

     WHEREAS, because of the value of Executive's services to the Company, the Company desires to continue the consulting relationship for an additional five-year period and Executive has consented to same; and

     WHEREAS, the Company wishes to provide Mr. Puelicher with an office and secretarial services for life.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Amendment to Paragraph 2. In order to extend the consulting period for an additional five years, the word "fifth" in the second line of Paragraph 2 is deleted and the word "tenth" is substituted therefor.

     2. Amendment to Paragraph 4B. In order to provide that Executive will receive an office and secretarial services for life, the phrase "during the term of this Agreement" in the third line of Paragraph 4B is deleted and the phrase "for his life" is added at the end of Paragraph 4B.

     3. Amendment to Paragraph 7A. Paragraph 7A is deleted in its entirety and the following is substituted therefor:

     "A. Successors and Assigns. (i) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

          (ii) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, nor shall Executive's rights hereunder be subject to encumbrance or to the claims of the Company's creditors. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, Estate, executors, administrators, heirs and beneficiaries."

     4. Effect of Amendment. Except as specifically amended above, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first above written.


                                     MARSHALL & ILSLEY CORPORATION


                                     By: /s/ James B. Wigdale
                                        --------------------------------------
                                        James B. Wigdale, Chairman and Chief
                                          Executive Officer


                                     Attest: /s/ Michael A. Hatfield
                                            ----------------------------------
                                            Michael A. Hatfield, Secretary



                                      /s/  J. A. Puelicher
                                     -----------------------------------------
                                     J. A. Puelicher

                                       2